UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2007

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 19, 2007, Triple Net Properties, LLC, or Triple Net Properties, or our Manager, entered into a Purchase and Sale Agreement, or the Agreement, with Sevens St. Louis L.L.C., an unaffiliated third party, or the Seller, for the purchase of certain real property and improvements known as The Sevens Building, located at 7777 Bonhomme Avenue, St. Louis, Missouri, for a purchase price of $28,250,000.

On October 24, 2007, Triple Net Properties and the Seller entered into a First Amendment to Purchase and Sale Agreement, or the Amendment. The material terms of the Amendment extended the closing date of the acquisition to October 25, 2007.

On October 25, 2007, Triple Net Properties executed an Assignment and Assumption of Purchase and Sale Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement to NNN VF 7777 Bonhomme Avenue, LLC, our wholly-owned subsidiary.

On October 25, 2007, we acquired The Sevens Building from the Seller for a purchase price of $28,250,000, plus closing costs. We financed the purchase price of The Sevens Building with an initial advance of $21,000,000 from a $23,500,000 secured loan from General Electric Capital Corporation, or GE Capital (as described in Item 2.03 below); $4,725,000 from an unsecured loan with NNN Realty Advisors, Inc., the parent company of Triple Net Properties, as described in Item 2.03 below; and $3,884,000 from available cash from operations. An acquisition fee of $847,500, or 3.0% of the purchase price, and a loan fee of $118,000, or 0.5% of the principal amount of the secured loan, was paid to our Manager and its affiliate.

The above descriptions of the Agreement, Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 25, 2007, we, through NNN VF 7777 Bonhomme Avenue, LLC, entered into a secured loan with GE Capital. The secured loan is evidenced by a Loan Agreement and a Promissory Note in the principal amount of up to $23,500,000. The Promissory Note is secured by a Deed of Trust, Security Agreement and Fixture Filing on The Sevens Building, or the Deed of Trust. The secured loan matures on October 31, 2010, but may be extended for one 12 month period subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.25% of the sum of the outstanding principal balance of the secured loan. The initial advance of $21,000,000 under the secured loan bears interest at a fixed rate of 5.95% per annum. All future advances shall bear interest at a variable rate of interest equal to 2.25% per annum in excess of the one month LIBOR. At our option, we may convert all or a portion of future advances, in minimum increments of $500,000, to a fixed rate equal to 1.5% per annum in excess of the then applicable swap rate, as defined in the Loan Agreement. Should we exercise our option to extend, the secured loan shall bear interest at a rate equal to 2.25% in excess of the one month LIBOR. The secured loan provides for monthly interest-only payments due (i) on the closing date, for the period from the closing date through the last day of that month, and (ii) thereafter on the 1st day of each month, beginning on December 1, 2007. If any monthly installment that is not received by GE Capital within five days after the date on which the installment is due, the secured loan provides for a late charge equal to 5.0% of such monthly installment, not to exceed the maximum amount of interest allowed by applicable law. In the event of default, the secured loan also provides for a default interest rate equal to the lesser of (i) the maximum amount per annum rate of interest allowed by applicable law, or (ii) 10.95% per annum. The secured loan does not allow for prepayment, in whole or in part, through April 30, 2009. Beginning May 1, 2009, the secured loan may be prepaid, in whole but not in part, upon payment of a prepayment premium equal to the Make Whole Breakage Amount, as defined in the Loan Agreement. The secured loan is subject to a repayment fee of $235,000, however, should the secured loan be refinanced with GE Capital, GE Capital shall waive 50% of the repayment fee. The secured loan documents contain certain customary representations, warranties, covenants and indemnities, as well as provisions for reserves.

The material terms of the secured loan are qualified in their entirety by the terms of the Loan Agreement, Promissory Note, Deed of Trust, Joinder Agreements and Hazardous Materials Indemnity Agreement attached hereto as Exhibits 10.4 through 10.9 to this Current Report on Form 8-K.

As previously reported in the Current Report on Form 8-K we filed on October 30, 2007, we obtained a $4,725,000 unsecured loan with NNN Realty Advisors, Inc., as evidenced by an Unsecured Promissory Note. The unsecured loan has a maturity date of January 22, 2008, bears interest at a fixed rate of 6.72% per annum and requires monthly interest-only payments beginning on November 1, 2007. The unsecured loan also provides for a default interest rate of 8.72% per annum. The material terms of the unsecured loan are qualified in their entirety by the terms of the Unsecured Promissory Note previously filed as Exhibit 10.1 to our Current Report on Form 8-K filed on October 30, 2007.

Item 7.01 Regulation FD Disclosure.

On October 31, 2007, we issued a press release announcing the acquisition of The Sevens Building. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between Sevens St. Louis L.L.C. and Triple Net Properties, LLC, dated September 19, 2007

10.2 First Amendment to Purchase and Sale Agreement by and between Sevens St. Louis, LLC and Triple Net Properties, LLC, dated October 24, 2007

10.3 Assignment and Assumption of Purchase and Sale Agreement by and between Triple Net Properties, LLC and NNN VF 7777 Bonhomme Avenue, LLC, dated October 25, 2007

10.4 Loan Agreement between General Electric Capital Corporation and NNN VF 7777 Bonhomme Avenue, LLC, dated October 25, 2007

10.5 Promissory Note by NNN VF 7777 Bonhomme Avenue, LLC in favor of General Electric Capital Corporation, dated October 25, 2007

10.6 Deed of Trust, Security Agreement and Fixture Filing for the benefit of General Electric Capital Corporation, dated October 25, 2007

10.7 Hazardous Materials Indemnity Agreement by NNN VF 7777 Bonhomme Avenue, LLC and NNN 2003 Value Fund, LLC for the benefit of General Electric Capital Corporation, dated October 25, 2007

10.8 Joinder Agreement by NNN 2003 Value Fund, LLC in favor of General Electric Capital Corporation, dated October 25, 2007

10.9 Joinder Agreement by NNN Realty Advisors, Inc. in favor of General Electric Capital Corporation, dated October 25, 2007

10.10* Unsecured Promissory Note by NNN 2003 Value Fund, LLC in favor of NNN Realty Advisors, Inc., dated October 24, 2007 (included as Exhibit 10.1 to our Form 8-K filed October 30, 2007 and incorporated herein by reference)

99.1 NNN 2003 Value Fund, LLC Press Release, dated October 31, 2007

* Previously Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

October 31, 2007	By:	/s/ Richard T. Hutton, Jr.

Name: Richard T. Hutton, Jr.
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between Sevens St. Louis L.L.C. and Triple Net Properties, LLC, dated September 19, 2007
10.2	First Amendment to Purchase and Sale Agreement by and between Sevens St. Louis, LLC and Triple Net Properties, LLC, dated October 24, 2007
10.3	Assignment and Assumption of Purchase and Sale Agreement by and between Triple Net Properties, LLC and NNN VF 7777 Bonhomme Avenue, LLC, dated October 25, 2007
10.4	Loan Agreement between General Electric Capital Corporation and NNN VF 7777 Bonhomme Avenue, LLC, dated October 25, 2007
10.5	Promissory Note by NNN VF 7777 Bonhomme Avenue, LLC in favor of General Electric Capital Corporation, dated October 25, 2007
10.6	Deed of Trust, Security Agreement and Fixture Filing for the benefit of General Electric Capital Corporation, dated October 25, 2007
10.7	Hazardous Materials Indemnity Agreement by NNN VF 7777 Bonhomme Avenue, LLC and NNN 2003 Value Fund, LLC for the benefit of General Electric Capital Corporation, dated October 25, 2007
10.8	Joinder Agreement by NNN 2003 Value Fund, LLC in favor of General Electric Capital Corporation, dated October 25, 2007
10.9	Joinder Agreement by NNN Realty Advisors, Inc. in favor of General Electric Capital Corporation, dated October 25, 2007
99.1	NNN 2003 Value Fund, LLC Press Release, dated October 31, 2007